                                                                 EXHIBIT 10.1




                      AUTHORIZED SALES SUBAGENT AGREEMENT


       AGREEMENT made this 1 day of April 1997 by and between L.D. COMMUNICATIONS, INC. ("LDCI"), 6575 West Loop South, Suite 420, Bellaire, TX 77401 a Texas Corporation and XETA Corporation ("Subagent"), An Oklahoma Corporation, with principal offices located at 4500 S Garnett, Suite 1000, Tulsa OK 74146.

       WHEREAS, LDCI wishes to expand all commercial entities' access to MCI Commercial Dial "1" Long Distance Service, MCI Prism Plus, MCI Prism I, MCI Preferred, MCI Vision, MCI 800, MCI Card, MCI Corporate Account Service, MCI Corporate Account Service Plus, MCI Hospitality Services, Dedicated Leased Line Services and MCI Forum (the "MCI Services"), as described in MCI Tariff FCC No 1, any state tariff, and amendments thereto or successor tariffs (together, the "Tariff"); and

       WHEREAS, Subagent desires to market the MCI Services set forth herein as an independent Authorized Sales Subagent of LDCI;

       NOW, THEREFORE,  the parties agree as follows:

1. Grant of Subagency. Subject to the terms of this agreement, Subagent is hereby appointed an independent subagent authorized to solicit, on behalf of MCI, commercial customers (as distinguished from residential customers) for MCI Services.

2.     Sales Subagency.

       a) Subagent hereby accepts the appointment by LDCI as its authorized representative to solicit orders from commercial customer for MCI Services subject to the terms and conditions of this Agreement.

       b) LDCI shall pay subagent a commission on monthly usage revenues from orders for Services solicited by Agency and accepted by MCI, based on the commission table below. Commission percentage is based on total monthly revenues.

                     $        0 -  XX9,999               XX %
                     $  X00,000 -  X99,999               XX %
                     $  X00,000 -  X99,999               XX %
                     $  X00,000 -  X99,999               XX %
                     $  X00,000 and above                XX %

       The monthly usage revenues eligible for commission hereunder include monthly recurring usage revenue from services sold by Subagent but do not include: 1) any MCI charges for goods or services that are not tariffed; 2) pass through access/egress (or related) charges imposed by third parties; 3) any non-recurring charge imposed in MCI Tariff FCC No.1; 4) MCI Directory Assistance Services; 5) any taxes or surcharges applicable to services; and 6) any promotional or other credits granted by MCI.

       The effective rate of commissions hereunder will be derived by applying the applicable commission rate set forth above to eligible charges incurred under MCI Tariff FCC No. 1 during a monthly billing period.



                                       1


CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________

       c) Unless otherwise agreed in writing by LDCI, commission shall not be payable for monthly usage derived from any person or entity that was an MCI customer at the time of order solicitation or within thirty (30) days prior thereto. Commission shall not be payable on monthly usage derived from any person or entity that is an MCI National account. Commission shall not be payable on any usage derived from any person or entity controlled by Subagent.

       d) Subagent shall not solicit orders by means of telemarketing without prior written consent of LDCI. If Subagent solicits by means of telemarketing, Subagent shall coordinate with LDCI to ensure that no PIC change order resulting from telemarketing is submitted without confirmation by one of the means required by FCC regulations. MCI may take steps to confirm compliance with this provision including without limitation contacting MCI customers solicited by Subagent.

       e) Subagent may not delegate all or any portion of the Subagency appointment under this Agreement to any third party without prior express written consent of LDCI and under a written agreement satisfactory to LDCI. Breach of this provision shall be deemed an irregular marketing activity. LDCI shall not be liable to pay commissions under this Agreement or otherwise for revenue generated by any unauthorized subagent.

3.     Relationship Of Parties.

       a) Subagent will have no authority to bind LDCI or MCI by contract or otherwise or to make representations as to the policies or procedures of LDCI/MCI other than as specifically authorized by the Agreement. LDCI/MCI and Subagent acknowledge and agree that their Subagency relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employee relationship or franchise between them and that Subagent is an independent contractor with respect to the services provided by it under this Agreement.

       b) Subagent will identify itself as an Authorized Sales Agent of MCI only with respect to the MCI Services and will otherwise identify itself as an independent business. Unless specifically authorized in writing, neither LDCI/MCI nor Subagent will make any express or implied agreement, guarantees or representations, or incur any debt, in the name of or on behalf of the other.

       c) Subagent's employees will not be deemed to be LDCI/MCI employees or joint employees and for their supervision, daily direction and control. LDCI/MCI will not be responsible for worker's compensation, disability benefits, unemployment insurance, withholding taxes, social security and other taxed and benefits for Subagent's employees.

4.     Training And Certification.

       a) MCI shall provide product sales training for each of the MCI services as provided for in this agreement. Subagent and Subagent employees may not solicit orders for any MCI Services until trained in product sales for that product by MCI.

5.     Sales Aids.

       a) Subagent shall us LDCI/MCI-approved marketing materials and order forms only.





                                       2


CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________

       b) SUBAGENT SHALL MAKE NO REPRESENTATION OR WARRANTIES RELATING TO THE SERVICES EXCEPT AS SET FORTH IN SALES LITERATURE APPROVED IN WRITING BY LDCI/MCI OR AS SET FORTH IN THE FORM OR FORMS OF ORDERS PROVIDED BY SUBAGENT BY LDCI/MCI, OR AS OTHERWISE EXPRESSLY PERMITTED BY LDCI/MCI.

6.     Reporting; Payment.

       a) LDCI will provide Subagent with monthly commission reporting, which will include the usage of each customer solicited by Subagent and for which commission is due hereunder.

       b) LDCI will pay commissions monthly. LDCI will use reasonable efforts to calculate and pay commissions within ten (10) days following payment to LDCI by MCI, which is approximately sixty
              (60) days after the close of an applicable billing month.

7.     Order Acceptance.

       Subagent expressly acknowledges that its appointment hereunder is as a sales representative for MCI Services offered through LDCI, that any solicitation by Subagent of orders from customers for the MCI services will be subject to MCI's acceptance, in its sole discretion, of such orders and the availability, from time to time, of the MCI Services, and that LDCI will have no responsibility or liability whatsoever to Subagent with respect to continued availability or operation of the MCI Services or MCI's acceptance or, or failure to accept, orders therefore from customers solicited by Subagent.

8.     Standards Of Conduct.

       In performing duties under this Agreement, Subagent will observe the highest standard of integrity and fair dealing with members of the public. Subagent will do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of LDCI or MCI.

9.     Tradenames And Trademarks.

       a) During the term of this Agreement, unless otherwise instructed by MCI, Subagent may refer to itself as an MCI Authorized Sales Agent, but solely in connection with the marketing of MCI Services to commercial customers hereunder. Subagent may use only such other MCI trademarks, tradenames, and services marks ("Marks") as may be authorized by MCI in writing, subject to any and all limitations contained in the grant of the right of such use.

       b) Upon termination of this Agreement, any permission or right to Marks granted hereunder will cease to exist and Subagent will immediately cease any use of such marks and immediately cease referring to itself as an MCI Authorized Sales Agent

10.    Non-Competition/Confidentiality.

       a) During the term of this agreement and for as long as LDCI is paying commission under this Agreement but in no event for fewer than ninety (90) days after termination of the Agreement subagent will not promote, sell or provide leads for the services to





                                       3


CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________
              commercial customer, of any other person or entity that offers services identical or similar to any one or more of the MCI services.

       b) Any confidential specifications, drawing, sketches, data or technical material ("Information"), furnished or disclosed by LDCI/MCI to Subagent hereunder, will be deemed the exclusive property of LDCI/MCI. In addition, any customer names or lists identifying MCI customer as such and related information or data ("Customer Information") are the exclusive property of LDCI/MCI, and are to be used by Subagent solely in the performance of its obligations and duties hereunder and are to be returned to LDCI/MCI upon termination of this Agreement.

       c) During the term of this Agreement and for a period of three (3) years after termination of this Agreement, Subagent agrees not to reveal, divulge, make known, sell, exchange, lease or in any other way transfer any Information or Customer Information to any third party or to utilize such Information or Customer Information in direct or indirect competition with MCI or any of its other Agents. Subagent agrees that monetary damages for breach of its obligations under this section may not be adequate and that LDCI/MCI will be entitled to injunctive relief with respect thereto. Notwithstanding the foregoing, it is understood and agreed that nothing herein shall prohibit the Subagent from selling either during or after the term of this Agreement, telecommunications systems (e.g., call accounting, voice mail, answer detection, PBX systems and related products) to hotels and other customers, including the MCI Services customers. Moreover, upon termination of this agreement nothing herein shall prohibit Subagent from selling services offered by any other carrier that are similar or identical to the MCI services, to any MCI customer upon the expiration of such customer's contract for the MCI services.

       d) LDCI hereby agrees to keep confidential all information concerning Subagent's activities under this Agreement and the amount of commissions paid to the Subagent hereunder or to the Subagent's customers, and will not disclose any such information to any third party (except MCI as may be necessary to enable MCI and/or LDCI to perform under this Agreement) or any other subagent of LDCI, except as may otherwise be required by law.

11.    Term And Termination.

       a) The term of this Agreement is (3) three years and will thereafter be renewed automatically for an additional term of one (1) year unless either party notifies the other in writing of its desire to terminate the Agreement at least ninety (90) days prior to the expiration of the initial term. This Agreement may be terminated: (a) immediately upon written notice from LDCI that LDCI's contract with MCI has been terminated; (b) for breach by Subagent of any provision of this Agreement provided that written notice of such breach has been given to Subagent and such breach has not been cured within thirty (30) days after delivery of such notice; (c) immediately upon notice by LDCI/MCI in the event LDCI/MCI discovers any irregular marketing activity by Subagent or irregular customer activity by customers solicited by Subagent.

       b) After normal expiration of the term LDCI shall (a) continue to pay commission for a period of six (6) months at the commission rate applicable under Section 2.b. hereof (direct sales commission) for the last full month prior to expiration on monthly usage revenues calculated in accordance with Section 2.b. If LDCI terminated this Agreement pursuant to Section 11.a.(a) hereof, LDCI's commission payment obligations shall survive termination for a number of monthly equal to the number of completed calendar




                                       4


CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________
              months of the term of this Agreement prior to termination not to exceed six (6) months. Upon termination for any other reason, LDCI's commission payment obligations shall cease.

12.    Limitation Of Liability.

       a) Subagent agrees to hold LDCI free and harmless from any loss, damage, or cost, including legal expenses and counsel fees, that LDCI becomes liable for by reason of an act of Subagent in marketing in the Services, including but not limited to misrepresenting to customers the Services or the terms under which the Services are made available by LDCI. LDCI agrees to hold Subagent free and harmless from any loss, damage, or cost, including legal expenses and counsel fees, that Subagent becomes liable for to third persons by reason of any negligent or wrongful act of LDCI in the performance of this Agreement.

       b) LDCI will have no liability to Subagent for commissions that might have been earned hereunder but for the inability or failure of MCI to provide Services to any person solicited by Subagent or in the event of discontinuation or modification of the Services.

       c) Subagent acknowledges and agrees that LDCI directly or through other sales agents may offer MCI Services and that Subagent will be entitled to no compensation for sales make through such other channels. In the event LDCI received conflicting orders for services from different subagents or MCI employees, LDCI/MCI may in its sole discretion determine who will receive credit for such
              orders.   In the event of such conflicts relating to orders for
              MCI Services, LDCI/MCI may in its discretion compensate Subagent as if the order were for a service subject to commission.

       d) NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR SPECIAL INDIRECT, CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE, OR PUNITIVE DAMAGES.

       e) In the event LDCI is required to enforce or preserve its rights hereunder, Subagent will pay all of LDCI's reasonable attorney's fees and costs, including allocable costs of in-house counsel, incurred in connection with any such successful action.

13.    Notices.

       Notices to be given pursuant to this Agreement will be in writing and will be deemed to have been duly and properly given on the earlier of
       (a) the date such notice has been received or (b) five (5) days after deposit of such notice in the United States Mail, postage prepaid, to be delivered by certified mail, return receipt requested addressed to the Subagent at the address given above or at such address as it may designate in writing from time to time and addressed to LDCI at:


                            Mr. Richard Akers, President & CEO
                            L.D Communications, Inc.
                            6575 West Loop South, Suite 420
                            Bellaire,  TX  77401


       or at such address it may designate in writing from time to time.





                                       5


CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________

14.    Compliance With Law.

       a) Subagent will, at its own expense, operate in full compliance with all laws, rules and regulations applicable to, and maintain in force all licenses and permits required for, its performance under this Agreement.

       b) Subagent will notify LDCI in writing immediately of the commencement or threatened commencement or any action, suite or proceeding, and if the issuance or threatened issuance of any order, writ, injunction, award of decree of any court, agency or other governmental instrumentality, involving Subagent's activities under this Agreement or which may affect Subagent's ability to perform its obligations hereunder.

15.    Non-Waiver.

       No failure by either party to take action on account of any default by the other will constitute a waiver of any such default or of the performance required of the other.

16.    Impossibility Of Performance.

       Neither LDCI/MCI nor Subagent will be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from (a) compliance with any law, ruling, order, regulation, requirement of federal, state or municipal government or department or agency thereof or court of competent jurisdiction; (b) acts of God; (c) acts of omissions of the other party; (d) fires, strikes, war, insurrection or riot; (e) or any other cause beyond its reasonable control. Any delay resulting therefrom will extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.

17.    Binding Effect.

       This Agreement will be binding upon and inure to the benefit of the parties their successors and assigns; provided, however, that Subagent may not assign or otherwise transfer this Agreement or any of its interest herein without the prior and express written consent thereto by LDCI. Neither the whole nor any part of the interest of Subagent in this appointment will be transferred or assigned by operation of law.

18.    Severability.

       No provision of this Agreement which may be deemed unenforceable will in any way invalidate any other provision of this Agreement, all of which will remain in full force and effect.

19.    Controlling Law And Entire Agreement.

       This Agreement, with Attachments, will be governed by the domestic laws of the State of Texas; constitutes the entire Agreement between Subagent and LDCI with respect to the subject matter hereof; and supersedes all prior Agreements and representations, written or oral, concerning the subject matter herein. This Agreement cannot be changed or modified except by written amendment signed by Subagent and LDCI.





                                       6


CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________

20.    Heading.

       This section numbers and captions appearing in this Agreement are insured only as a matter of convenience and are in no way intended to define, limit, construe or describe the scope or intent of such sections of this Agreement, or in any way affect this Agreement.

       IN WITNESS THEREOF, the parties have executed this Agreement this 1st day of April, 1997.



              XETA Corporation                    L.D. Communications, Inc.
       ----------------------------
                 (Subagent)

              /s/ Jack R. Ingram                         /s/ Greg Fallin
       ----------------------------               ----------------------------
           (Authorized Signature)                          Greg Fallin

              President                                  Vice President - Sales
       ----------------------------               -----------------------------
                (Title)                                     (Title)

              4/1/97                                     4/1/97
       ----------------------------               ----------------------------
                (Date)                                      (Date)





                                       7



CONFIDENTIAL AGENT INFORMATION                                         LDCI 3/97

AGENT INITIAL____________                               LDCI INITIAL____________